® Investor Presentation September 2015 Making lives better by developing and delivering essential energy

® 2 CORPORATE DATA Ticker symbol and stock exchange: STR-NYSE At September 1, 2015 Average daily trading volume (3 mos.): 1,330,000 shares Closing Price: $19.08 52-week price range: $18.29 – $26.44 Annualized dividend per share: $0.84 ($0.21/qtr) Enterprise value: ~$5 billion Market Cap: ~$3.5 billion At March 31, 2015 TTM Net Income: $226.3 million ROE: 17.6% Total assets: $4.1 billion Avg. diluted common shares (12 mos.): 176.6 million Book value per share: $7.45 Capitalization: ($ millions) Total debt $1,510.1 54% Common equity 1,308.8 46% $2,818.9 100% Employees: 1,736 Credit Ratings: Moody’s S&P Long-term debt STR A2 A- QGC A2 A QPC A3 A Commercial paper STR P1 A1 ANALYST CONTACT: Tony Ivins Vice President, Investor Relations & Corporate Treasurer 801-324-5218 Investor.Relations@Questar.com ADDRESS: 333 South State Street P.O Box 45433 Salt Lake City, UT 84145-0433 WEB SITE: www.Questar.com ®

® Introduction and Overview Making lives better by developing and delivering essential energy

® 4 Western United States Primarily Utah, Wyoming and Idaho IDAHO WYOMING UTAH Retail gas distribution Pipeline network Wexpro production Producing basins Midstream & storage Wexpro — develops low-cost natural gas for Questar Gas utility customers under the 1981 Wexpro Agreement Questar Pipeline — transports and stores natural gas in the “heart of the Rockies” with over 2,600 miles of pipe and a 54 Bcf (working gas) storage field Questar Gas — delivers natural gas to over 975,000 homes and businesses in Utah, Wyoming & Idaho COLORADO

® 26% 53% 26% $116.5 MM $58.3 MM $59.9 MM QGC Wexpro QPC TTM 6/30/2015 Earnings $226.3MM** 5 Wexpro QPC Solid performance  Growth  Financial strength  Strong total-return potential * Regulatory or allowed equity capitalization ** Incl. $8.4 million loss from corporate & other $1.08 $1.16 $1.19 $1.21 $1.29 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 2010 2011 2012 2013 2014 Earnings Per Share Questar Corporation June 2015: 17.6% ROE / ~$5 billion enterprise value Wexpro - 17.1% ROE (TTM 6/2015) - 100% equity capitalization - $630 million investment base (6/2015) Questar Pipeline - 11.75% allowed ROE (FERC) - 54% equity * capitalization - $946 million rate base (12/2014) Questar Gas - 9.85% allowed ROE (Utah) - 52% equity * capitalization - $1,121 million rate base (12/2014)

Recent accolades

- Public Utilities Fortnightly named Questar Corporation the #1 energy company in America for 2014 based on 4-year averages and rankings for: Profit margin (16.76%, #4); Dividend yield (3.17%, #49); Free cash flow (7.53%, #5); Return on equity (18.15%, #2); Return on assets (5.28%, #1); Sustained growth (7.77%, #8)


THE
40
BEST ENERGY COMPANIES

- J.D. Power's 2015 Gas Utility Business Customer Satisfaction Study gave Questar Gas the #1 ranking among utilities in the Western region. Overall satisfaction was measured by examining six factors: billing and payment, corporate citizenship, price, communications, customer service and field service.

- Forbes Magazine again ranks Utah as 2014's #1 state for business and careers after being in the #3 position in 2013. Utah moves back into the top spot where it ranked for three straight years from 2010 through 2012. Utah has a very pro-business climate, and companies benefit from energy costs that are 26% below the national average - third lowest in the nation. Governor Gary Herbert previously cited three areas where Utah has a competitive advantage: taxes, its labor force and a favorable regulatory climate.

- The U.S. Chamber of Commerce ranked Utah as the best overall performing state in economic growth for the second year in a row, according to the 2014 U.S. Chamber of Commerce Foundation Study. It was the only state to place in the top 10 in all categories of the study: talent pipeline, business climate, exports and international trade, technology and entrepreneurship, and infrastructure.

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® 7 Overall Strategy Wexpro Strategy QGC Strategy Pipeline Strategy  Maintain and grow our vertically integrated business model  Develop and deliver essential energy to customers in the Western U.S.  Manage commodity price exposure and earnings volatility  Meet customers’ energy needs through safe, reliable, high value service  Realize solid rate-base growth while earning at or near our allowed ROE  Increase demand within the service area  Reduce cost-of-service price to stimulate development drilling program  Grow cost-of-service investment base through Wexpro ll acquisitions  Expand cost-of-service model to new customers – Wexpro Development  Fully contracted pipeline providing safe and reliable services to local and regional markets  Reinforce pipeline assets, strategically located in the heart of the Rockies to take advantage of future growth opportunities  Opportunistically grow the interstate transmission and storage as well as gathering and processing businesses Fueling Strategy  Create value for QF as a national CNG station designer, builder & operator  Grow in a disciplined approach and earn an appropriate return

® Making lives better by developing and delivering essential energy Craig Wagstaff President

® 139 144 148 157 169 177 0 25 50 75 100 125 150 175 200 2010 2011 2012 2013 2014 6/2015 TTM 9 Key Facts & Statistics EBITDA ($ millions) Customer base (3/31/2015) Cities served 278 Customers @ 6/30/2015 978,674 Customer growth TTM 6/2015: 24,864 2.6% Deliveries (TTM 6/30/2015) 174 MMdth System miles (YE 2014) 28,239 miles Rate base (YE 2014) $1,121 MM Allowed Utah ROE 9.85% Allowed equity percentage 52% Ratings A2 (Moody’s) / A (S&P) Regulators: -Public Service Commission of Utah (“PSCU”) -Public Service Commission of Wyoming (“PSCW”) By State By Revenue Other 3.8% Industrial 5.1% R&C1 91.1% By Volume R&C1 52.5% Industrial 47.5% Utah 97.0% Wyoming 2.8% Idaho 0.2% 1 Residential and commercial

® 10 Meet customer’s natural gas energy needs  Provide safe, reliable and high-value service  Maintain gas prices among the lowest in the nation Maintain safety-first culture  Continue and accelerate replacement of older infrastructure at about $65 million per year Realize solid rate base growth  Accelerating customer growth  Infrastructure replacement Increase demand within service area  Identify opportunities to increase firm industrial load  Potential municipal and regional acquisitions

Questar Gas's residential rates are among the lowest in the continental U.S.



$25
$20
$15
$10
$5
$0
US
$12.52
UTAH
$10.39
FL AZ ME GA SC RI VT NH DE AL MO OK NC KY VA CT DC MD OH KS TX MA PA AR NV NY OR TN LA WV US MS CA NE ND IL NM WY IA WA IN MN MI SD UT WI NJ MT CO ID

$ per Mcf, TTM 6/2015; Source: U.S. Energy Information Administration

* Includes commodity costs, delivery costs, taxes, etc.

QUESTAR®

® 0 2 4 6 8 10 12 14 16 18 19 9 0 19 9 1 19 9 2 19 9 3 19 9 4 19 9 5 19 9 6 19 9 7 19 9 8 19 9 9 20 0 0 20 0 1 20 0 2 20 0 3 20 0 4 20 0 5 20 0 6 20 0 7 20 0 8 20 0 9 20 1 0 20 1 1 20 1 2 20 1 3 20 1 4 National Avg UT Avg US UTAH 12 $ per Mcf, 1990 through 12/2014; Source: U.S. Energy Information Administration

® Return on equity Efficiency Customer rates Customer growth Market penetration Customer satisfaction Earns at or near allowed ROE Among top 5% in lowest O&M/customer Among the very lowest in the nation 1.5% to 2.5% growth forecast Greater than 95% Over 90% favorable/very favorable rating Key performance metrics: Questar Gas has consistently earned at or near its allowed ROE while maintaining low rates and reliable service. 13

® Return on equity Revenue decoupling Conservation program Infrastructure upgrades Weather normalization Gas-cost pass-through Bad-debt expense System integrity 9.85% allowed ROE Protects profit margin / customer Encourages energy efficiency Tracker avoids recovery “lag” Stabilizes rates and revenue Covered in rates Commodity cost covered in rates Costs covered in rates Key regulatory attributes: 14

®  1980s: All cast iron pipe replaced  1990s: All bare steel pipe replaced  2000s: Focusing on replacement of reconditioned, high-pressure, large-diameter pipe and IHP belt mains  Now: Investing about $65 million annually over the coming years for infrastructure replacements, including large diameter, high- pressure mains and belt lines 15

® 2014A 2015F 2016F 2017F 2018F 2019F $1.042B  Expansion and upgrade of high-pressure natural gas feeder lines and IHP belt mains  Infrastructure replacement and customer growth drives significant rate-base growth for many years to come  Supports 6-8% estimated annual net income growth through 2019  Cost tracker facilitates timely recovery Questar Gas Rate-base forecast 16

® Making lives better by developing and delivering essential energy Brady Rasmussen EVP & COO

®  Wexpro develops cost-of-service reserves that have historically help stabilize and maintain our gas utility rates among the lowest in the U.S.  1981 Wexpro Agreement - Economic model similar to a utility, but not regulated or subject to rate cases - Defined set of producing properties - Agreement extends for life of properties - 20% after-tax, unlevered return on successful development drilling - Gas production dedicated to Questar Gas (Currently provides ~2/3 of Questar Gas’s needs) - Saved Questar Gas customers over $1 billion since 1981  2013 Wexpro II Agreement - Allows purchase of new properties for COS development  595 Bcfe proved reserves at 12/31/2014 199 214 236 259 285 266 0 50 100 150 200 250 300 2010 2011 2012 2013 2014 6/2015 TTM 18 EBITDA ($ millions)

®  Stimulate material development drilling program within Wexpro I and II in this low-price environment  Grow cost-of-service inventory of assets for future development through acquisitions (Wexpro II)  Acquire producing properties with future drilling potential for 3rd party cost-of-service arrangements - Having a property immediately available allows quicker execution of new cost-of-service arrangements - Reaching out to utilities and large end-use customers 19

® 20  Submitted application to change certain terms of the Wexpro cost-of-service model  Enables Wexpro to stimulate meaningful drilling program in 2016  Allows Wexpro to sustain and grow investment base  Provides template for other cost-of-service discussions in Wexpro Development  Terms of Proposal:  Rate of return on future post-2015 development drilling lowered to Questar Gas Rate of Return (currently 7.64%)  Post-2015 dry-hole and non-commercial well costs shared 50/50 between Wexpro and utility customers  When annual weighted average price of cost-of-service gas is less than purchased gas, annual savings would be shared 50/50 between Wexpro and utility customers  Pre-2016 investment base and associated returns would not be affected

® 6% 8% 6% 8% 8% 11% 13% 18% 24% 23% 43% 32% Depreciation Royalties G&A LOE Production CURRENT PROPOSED 21 55% Finding Cost 67% Finding Cost Return on Investment Base

Wexpro expects to invest $200-$300* million in COS drilling capital over the 5-year plan period

- 500-600 future cost-of-service development locations
- ~$1.1 billion of future identified investment
- Annual investment driven by pace of field development, cost/pricing trends, and utility needs
- May include acquisitions as opportunities arise
  - Evaluating 3 basins/~800 fields
  - Acquisition analysis focused on fields that could provide cost-of-service at reasonable prices



Big Horn
Wind River
WYOMING
Green River
Uinta
UTAH
Piceance
COLORADO
Paradox
Pinedale
~30 Locations
Moxa
~240 Locations
Uinta
~25 Locations
Vermillion/
Powder Wash
~180 Locations
~180 wells from
miscellaneous fields
Producing Basin

* Assuming 7.64% rate of return

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® Investment Base ($Millions) Net Income ($Millions) $647.0MM Avg. for TTM 6/30/2015 $116.5MM TTM 6/30/2015 Successful wells * Wex II acquisitions Depletion Deferred taxes ~18% ** After-tax Return * Calculation of ROE is based on average ROE of a group of regulated companies + 8% risk premium (gas). ** Blended AT return on successful development and acquisition expenditures per Wexpro Agreements. 456.6 474.4 531.1 589.7 649.0 629.5 2010 2011 2012 2013 2014 6/15 88.1 95.2 103.9 110.6 122.8 116.5 2010 2011 2012 2013 2014 6/15 TTM 23

® 0 10 20 30 40 50 60 70 80 90 100 0 100 200 300 400 500 600 700 800 900 1000 P ro d u ct io n N R I B cf e Rese rv es N R I Bcf e Reserves Production 24 2014 PDP Reserves Replacement 59 Bcfe / 67 Bcfe = 88% 2014 R/P Ratio 594 Bcfe / 67 Bcfe = 8.86 years * NOTE: Does include the 2014 acquisition of additional WI in Canyon Creek in Wexpro Development Company

® 25 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 Cumulative savings for Questar Gas customers ($MM) (Source: Wexpro records) $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 Purchased gas $/Dth 1 Cost-of-service $/Dth 2 Wexpro supply has saved Questar Gas customers approx. $1.1 billion since the inception of the Wexpro Agreement. 1 Purchased gas costs are based on 3rd party gas contracts consisting of base load, monthly, peaking and spot market transactions. 2 Cost-of-service prices are based on actual delivered prices from Wexpro to Questar Gas using a 1.12 BTU factor. NOTE: Forecast natural gas prices are from the New York Mercantile Exchange futures prices less Rockies basis differential (nymex:ng). Forward curve

Wexpro II Summary

- **Key Provisions**
  - **Provides mechanism to acquire Rockies gas properties for future development**
  - **Modeled on provisions of original Wexpro Agreement**
  - **Properties purchased at Wexpro's risk**
  - **Utah and Wyoming commissions will approve property inclusion on a case-by-case basis**
  - **Essentially creates 2 investment bases:**

Acquisition Investment Base	**Development Investment Base**
Return on acquisition capital = **7.64%**	Return on development capital = **19.76%**
*(Questar Gas's current cost of capital based on **9.85%** allowed ROE)*	*(Earns Wexpro Agreement return based on Ave. ROE of 20 regulated companies + 8% risk premium: ~**11.76% + 8% = 19.76%** currently)*

- **Trail Acquisition -- $104 million**
  - **Approved by Utah and Wyoming commissions in Q1 2014**
  - **Approximately $103 million treated as cost-of-service effective 2/1/2014**
  - **Parties stipulated to 65% supply threshold beginning June 2015**
- **Canyon Creek Acquisition -- $52 million**
  - **Submitted for review by regulators on 8/31/2015**

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® 27  Evaluating 3 basins and about 800 fields  Acquisition analysis focused on fields that could provide cost- of-service gas at reasonable prices  Recent Trail and Canyon Creek acquisitions are in the Green River Basin in Wyoming  Pursuing $50 - $500 million in acquisitions under Wexpro II and for Wexpro Development 3rd-party cost-of-service transactions

® Making lives better by developing and delivering essential energy Transmission Storage G & P Energy Services Micheal Dunn President

Questar Pipeline Overview

Key Facts & Statistics

- Serves Questar Gas, other utilities and major export pipelines from four Rockies hubs
- Provides transportation and underground storage services in Utah, Wyoming and Colorado
- Strategically located near six major producing areas, including the Greater Green River, Uinta and Piceance basins
- QPC owns and operates the Clay Basin storage facility – the largest storage facility in the Rocky Mountains (54 Bcf of working gas)

Miles of pipeline:	2,670 miles (12/31/2014)
Total throughput:	2,953 Mdth/day (2014)
Total contract demand:	5,143 Mdth/day (6/30/2015)
Regulated by:	FERC
Rate base:	$945 million (12/31/2014)
Allowed ROE:	11.75%
Debt ratings:	A3 (Moody's) A (S&P)

Map of Operations



Questar Pipeline
Overthrust Pipeline
Wexpro production
Producing basins
IDAHO
WYOMING
UTAH
COLORADO
Northwest
Ruby
Utilities
Kern River
OPAL HUB
WAMSUTTER HUB
CLAY BASIN STORAGE
WHITE RIVER HUB
GOSHEN HUB
REX
WIC
CIG
So. Star
TransColo.

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® 30 Natural Gas Storage Facility Natural Gas Hub Utility Service Area Maintain operational efficiency and effectiveness  Provide safe and reliable “best in class” services  Maintain flexibility to meet changing demands Sustain commercial excellence  Fully-contracted “Hub of the Rockies”  Reputation of trust, responsiveness, compliance  Focus on excellent customer service Provide value-driven growth  Grow pipeline, storage & gathering/processing  High return capital projects  Strategic opportunities Maintain financial discipline  Growth projects to meet financial risk/return goals  Manage FERC rates to drive ROE and cost recovery  Generate internal capital to fund corporate growth

® 31 165 182 182 181 177 177 174 0 50 100 150 200 250 2009 2010 2011 2012 2013 2014 2Q15 TTM EBITDA ($ millions) Average Deliveries (Mdth/d) 2178 2450 2537 2891 2765 2635 2614 309 307 320 293 327 318 294 0 500 1000 1500 2000 2500 3000 3500 2009 2010 2011 2012 2013 2014 2Q15 TTM Export Pipelines Questar Gas

® 32 O&M/dth includes Storage and 50% of WRH without QPC Contract Contract Demand O&M/dth $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 Contract Demand Dth/day O&M/dth

® 2009 2010 2011 Weber Canyon - 2014 2015 Length 1.2 miles 9.3 miles 13 miles 3.3 Miles 1.5 Miles New Pipe Type 16” API 5L PSL2 – 0.250” X-65 16” API 5L PSL2 – 0.250” X-52 16” API 5L PSL2 – 0.250” X-52 16” API 5L PSL2 – 0.250” X-52 16” API 5L PSL2 – 0.250” X-52 New Pipe MAOP (Class 3) 1016 psig 812 psig 812 psig 812 psig 812 psig MAOP of Record 620 psig 620 psig 620 psig 620 psig 620 psig Capital Cost $ 2.6 million $9.1 million $17.7 million $24.0 million $7.7 million – est. ML 3 – General History  38.3 miles of 16” from Coalville to Sunset Station  Original 14” line installed in 1929.  16” reconditioned pipe installed to replace sections of the pipeline from 1963-65.  By 2015 project completion, 33 miles of the line will have been replaced since 1993. 2009 2010 2011 2014 2015 33

Overthrust Pipeline Questar Pipeline KENNECOTT - 275 MW GADSBY - 475 MW HEBER - 30 MW NAUGHTON - 637 MW BRIDGER – 2,119 MW CRAIG – 1,274 MW HAYDEN - 446 MW BONANZA - 499 MW NEBO - 140 MW CURRANT CREEK – 550 MW HUNTINGTON - 996 MW HUNTER – 1,471 MW IPP- 1,900 MW Coal Power Plant Natural Gas Power Plant Total: 11,994 MW Coal Fired: 9,647 MW Natural Gas Fired: 2,347 MW Questar Served: 2,347 MW LAKESIDE - 1182 MW 34

® 35 CUSHING NAVAJO NATION HOPI WEST HYNES BLANCO BISTI ANETH Southern Trails Pipeline Existing Crude Pipelines 16” Navajo Nation Oil & Gas Company Crude Pipeline (underutilized) 16” Western Refining Crude Pipeline (underutilized) Union Pacific Railroad SAN JUAN BASIN PERMIAN BASIN PALM SPRINGS

® Making lives better by developing and delivering essential energy NGV Market Development

® 37 Questar Gas Company is a leader in the U.S. in regulated NGV market development  Invests in NGV / CNG refueling infrastructure in regulated territory  Refuel border-to-border in Utah - Dozens of public, private and municipal stations - 29 Questar-owned stations in Utah and Wyoming  Investment included in utility rate base ($12 million currently in Questar Gas’ rate base)  Addresses air-quality concerns  Natural gas competitively priced: - $1.68 / gallon equivalent (UT)

® 38 *EIA 2015 Energy Outlook Table A2 & B2, converted to GGE’s - 1,000,000,000 2,000,000,000 3,000,000,000 4,000,000,000 5,000,000,000 6,000,000,000 7,000,000,000 2020 2030 2040 EIA's Forcasted GGE's by Scenario Low Economic Growth Reference High Economic Growth - 1,000,000,000 2,000,000,000 3,000,000,000 4,000,000,000 5,000,000,000 6,000,000,000 2012 2020 2025 2030 2035 2040 EIA's Forcasted GGE's Per Year Reference Case GGE's Per Year 10.3% Annual Growth 2013-2040 Focused on growth driven by the class 6, 7 and 8 vehicle market

® 39 U.S. Fuel Prices

® 40 Questar Fueling was formed in 2012 to meet the needs of an expanding market for compressed natural gas (CNG) for transportation Questar Fueling Update  Industry Development - Cummins-Westport launched full production of 12-liter engine in late 2013 - More than 90% of the new engines emerging from the Cummins-Westport joint venture use CNG, while less than 10% use LNG  2014 CNG/NGV Growth - Heavy-duty +30%; Medium-duty +24%  Recent Highlights - Opened new CNG fueling facilities in Phoenix, San Antonio and Salt Lake City, all anchored by major transportation or delivery firms - Developing many additional CNG facilities including: Bakersfield and Fontana, California; Denver, Colorado; Killingly, Connecticut; Las Vegas, Nevada.

® 41  Location (proximity to customers, high-traffic areas, high-pressure gas lines, etc.)  Low price (accomplished through controlling costs on equipment and construction)  Customer experience/ quality of fill (specific design criteria to serve heavy-duty truck market)

® 42 • Spacious area for easy access and maneuvering • 3,000 to 4,000+ SCFM in compression • A legitimate 10 GGE/min fill for customers filling simultaneously • Three dual-hose dispensers with both type 1 & 2 nozzles • Open 24/7 with remote monitoring

® 43 Questar Fueling Stations Station Locations - Lower 48 states with national carriers and large fleets - High-traffic corridors STATIONS UNDER DEVELOPMENT ESTIMATED COMPLETION Denver, Colorado 1Q - 2016 Bakersfield, California 1Q - 2016 Fontana, California 2016 Las Vegas, Nevada 2016 Killingly, Connecticut 2016 • 8 stations in operation • 3 stations under construction • 6 stations in development

® Making lives better by developing and delivering essential energy Kevin Hadlock EVP & CFO

® 17.4% 11.0% 9.4% 18.5% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% Wexpro Return on equity Questar Pipeline Return on equity* Questar Gas Return on equity Questar Consolidated Return on equity** 19.9% avg. 11.0% avg. 10.2% avg. 19.1% avg. Investment Returns* 10 11 12 14 13 45 10 11 12 14 13 10 11 12 14 13 10 11 12 14 13 *Excludes 2013 impairment charge at Questar Pipeline. **Reflects impact of negative equity at corporate level.

® Wexpro Pipeline Gas Consolidated Equity Debt $653 100% equity $1,008 55% equity $1,214 51% equity -$56 $2,819 46% equity Total Capital* ($MMs) 6/30/2015 *Total debt + shareholders’ equity 46 Corp

® 47 $145 $250* $115* $30 $61 $73 $59 $50 $162 $166 $175 $215 $3 $15 $23 $25 $- $100 $200 $300 $400 $500 $600 2012 CAPEX $371 Million 2013 CAPEX $504 Million* 2014 CAPEX $372 Million* 2015F CAPEX $320 Million Corporate & Other Questar Gas Questar Pipeline Wexpro * NOTE: Wexpro’s 2013 and 2014 expenditures include acquisitions of $104 million and $52 million, respectively.

®  Quarterly dividend increased 11% in February 2015 to $0.21 per share, $0.84 annualized  Dividend rate has increased 62% since the spinoff of QEP Resources in 2010  Payout target raised to 65% from 60% Paid Dividend Growth $0.54 $0.62 $0.67 $0.71 $0.75 $0.84 2010 2011 2012 2013 2014 2015E 48

® Strong Returns and value to Shareholders Solid Operating Results Strong Cash Flows Capital Discipline Balance Sheet Strength Tactical Planning Strategic Growth 49 • Invest in strategic growth opportunities to drive long-term compound annual earnings growth • Target consolidated FFO to Debt at greater than 25% • Maintain industry-leading return on equity in the high teens • Retain strong investment grade credit rating • Sustain dividend rate of ~65% of net income

® 50 Questar Gas • Efficiently manage capital projects • Refine strategy for transportation and storage • Increase usage of cost-of-service gas • Address loss of sales volume to transportation service Wexpro • Reduce incremental cost-of-service gas price to stimulate development drilling in 2016 • Identify development and acquisition opportunities to grow Wexpro investment base • Replicate Wexpro model with other cost-of-service customers (Wexpro Development) • Acquire E&P development properties for Wexpro II and Wexpro Development Questar Pipeline • Identify opportunities to grow in low commodity price environment • Renew expiring contracts at current revenue levels • Successfully develop Inland California Express Questar Fueling • Expand growth in low diesel price environment • Grow volumes at existing stations Consolidated • Optimize corporate general and administrative costs • Efficiently manage corporate debt costs

® What makes Questar unique? STRATEGY SIGNIFICANT CASH FLOW SUPERIOR PERFORMANCE PRUDENT RISK MANAGEMENT  Create value across entire natural gas chain (wellhead to burner tip)  Regulated business model with superior risk-adjusted returns  Take advantage of unique growth opportunities  17.6% consolidated ROE for 12 months ended 6/30/2015  History of earning allowed ROE at Questar Gas + strong earnings growth  Unique E&P cost-of-service model  Constructive regulatory relationship underpins fair treatment  High customer satisfaction levels and low-cost culture  Wexpro and Questar Pipeline contributing strong cash flow  Significant cash flow provides capital to fund growth initiatives and supports dividend  Strong balance sheet, ample liquidity, supportable dividend payout 51 DIVIDEND GROWTH  Dividend rate has increased 62% since 2010 spinoff of QEP Resources  Dividend increased 43 times in past 43 years  Current dividend yield of 4.4%

® 52 Making lives better by developing and delivering essential energy

2014 Report Card: Goals // Achievements

Questar Corporation (Consolidated)	Achieved?
1. Generate net income of $222MM // Adjusted net income was $226.4MM	√
Questar Gas	**Achieved?**
1. Generate net income of $47MM // Adjusted net income was $55.1MM	√
2. Hold unit O&M expense to $149 per customer // O&M expense was $142.87 / customer	√
3. Answer 90% of customer calls within 60 seconds // Achieved 94.2%	√
4. Achieve customer-satisfaction rating of 6.3 (scale of 1-7) // Rating of 6.38 achieved	√
5. Meet accident and injury safety targets // Overall safety targets met	√
Wexpro	**Achieved?**
1. Grow net income to $121MM // Adjusted net income was $122.5MM	√
2. Achieve finding costs on new wells to $1.90/Mcfe // Adj. finding costs were $1.71/Mcfe	√
3. Hold lease operating expense to $0.43/Mcfe produced // Expense was $0.36/Mcfe	√
4. Analyze 75+ workover wells // 108 workover wells analyzed	√
5. Complete 2014 acquisition // Canyon Creek acquisition closed in December 2014	√
6. Meet accident and injury safety targets // Overall safety targets met	√
Questar Pipeline	**Achieved?**
1. Generate net income of $55MM // Adjusted net income was $60.9MM	√
2. Hold O&M expense to $14.80/Dth of contract demand // O&M expense was $13.91/Dth	√
3. Achieve contract demand of 5,135 Mdth/day by yearend // Achieved 5,198 Mdth/day	√
4. Meet accident and injury safety targets // Overall safety targets met	√

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® Public Utilities Fortnightly named Questar Corporation the #1 energy company in America for 2014 based on 4-year averages and rankings for:  Profit margin (16.76%; #4)  Dividend yield (3.17%; #49)  Free cash flow (7.53%; #5)  Return on equity (18.15%; #2)  Return on assets (5.28%; #1)  Sustained growth (7.77%; #8) Over the past 8 years Questar has been highly ranked by Fortnightly: #1 in 2014 #12 in 2010 #3 in 2013 #10 in 2009 #9 in 2012 #8 in 2008 #3 in 2011 #8 in 2007 54

® 55 “This recognition by J.D. Power is an honor,” said Craig Wagstaff, Questar Gas president . “I’m proud to be working with so many employees who make it a priority to treat customers right and serve them well.” Questar Gas ranks highest in satisfaction in the West region, with a score of 730. Following in the regional rankings are NW Natural (722) and Southwest Gas (716). The 2015 Gas Utility Business Customer Satisfaction Study is based on responses from more than 9,200 online interviews with business customers who spend at least $150 monthly on gas. The study was fielded from April through July 2014 and August through December 2014. Questar Gas received the highest ranking among utilities in the Western region according to the 2015 J.D. Power Gas Utility Business Customer Satisfaction Study. Overall satisfaction was measured by examining six factors: billing and payment, corporate citizenship, price, communications, customer service and field service.

® 56 Forbes magazine again ranks Utah as the #1 state for business and careers SALT LAKE CITY — Utah again ranked 1st on Forbes magazine's 2014 list of "Best States for Business and Careers" after being in the #3 position for 2013. Utah moves back to the top spot where it ranked for three straight years from 2010 through 2012. According to the 2014 Forbes data, Utah has a very pro-business climate, and companies benefit from energy costs that are 26% below the national average - third lowest in the nation. Utah’s economy expanded 2.4% a year over the past five years—fifth best in the U.S. It is the only state to rank in the top 10 in five of the six main categories we used to determine the Best States. Few states can match Utah's consistent economic performance. It is also one of only seven states to maintain an Aaa bond rating from the three rating agencies – something the U.S. lost in 2011. Gov. Gary Herbert previously cited three areas where Utah has a competitive advantage: taxes, its labor force and a favorable regulatory climate. “We have a very fertile environment for entrepreneurs and business,” he stated. Utah has become a technology hub in recent years, but its tech roots run deep. In 1985, it was home to two of the three largest software companies in Novell and WordPerfect. Novell and WordPerfect have long been swallowed up, but Utah continues to be a hot locale for technology firms. In addition to software and IT, life sciences is a targeted industry for Utah’s economic developers. There are nearly 1,000 life sciences companies in Utah, and all major subsectors of the industry are experiencing faster employment growth than the U.S. average. Financial services is another targeted area for Utah developers. Utah has a young, vibrant workforce. The state’s median age of 29 is four years less than the next youngest state, Texas. A third of the state’s workforce is bilingual, according to the Economic Development Corporation of Utah. November 12, 2014

® SALT LAKE CITY — Deseret News: Wednesday, Feb. 4 2015 The Beehive State ranked as the best overall performing state in economic growth for the second year in a row, according to a 2014 U.S. Chamber of Commerce Foundation study. While Utah ranked No. 3 for economic performance — behind North Dakota and Texas — it was the only state to place in the top 10 in all categories of the study. In addition to measuring general economic state performance, the study also measured economic growth in separate categories that represent five policy areas that add to job growth and economic health — talent pipeline, exports and international trade, technology and entrepreneurship, business climate, and infrastructure. The fifth edition of the foundation’s annual Enterprising States study examined state policies that are promoting economic and job growth across the country. Utah ranked third in exports and infrastructure; fourth in talent pipeline, and technology and entrepreneurship; and sixth in business climate, according to the study. 57

® 58 Questar Wexpro Questar Parent/Other & Consolidated $ in millions Gas Companies Pipeline Eliminations Questar Assets Current assets $214.4 $157.1 $116.7 ($286.4) $201.8 Net PP&E 1,655.5 903.1 1,145.8 80.3 3,784.7 Other assets 29.0 26.4 35.0 8.0 98.4 Total assets $1,898.9 $1,086.6 $1,297.5 ($198.1) $4,084.9 Liabilities and equity Current liabilities $211.5 $88.0 $32.5 ($125.9) $206.1 Short and long-term debt 594.2 59.6 458.7 397.6 1,510.1 Other liabilities 473.5 285.8 256.7 43.9 1,059.9 Shareholders' equity 619.7 653.2 549.6 (513.7) 1,308.8 Total liabilities & equity $1,898.9 $1,086.6 $1,297.5 ($198.1) $4,084.9 Total debt to Adjusted EBITDA (TTM) 3.36 0.22 2.63 - 2.44 Total debt 49% 8% 45% - 54% Common equity 51% 92% 55% - 46% Total capital 100% 100% 100% - 100%

® 59 Questar Wexpro Questar Parent/Other & Consolidated $ in millions Gas Companies Pipeline Eliminations Questar Revenues $936.1 $358.6 $261.3 ($397.0) $1,159.0 Other income 5.6 1.5 1.2 (1.8) 6.5 Income from unconsol. affiliate - - 3.6 - 3.6 Operating expenses (764.8) (94.6) (92.0) 402.4 (549.0) Adjusted EBITDA 176.9 265.5 174.1 3.6 620.1 Depreciation, depletion & amortization 53.9 94.4 55.0 6.2 209.5 Interest expense 28.3 0.2 26.1 8.6 63.2 Net (gain) loss on asset sales - (3.0) 0.5 - (2.5) Abandonment & impairment - 0.1 - - 0.1 Income taxes 34.8 57.3 34.2 (2.8) 123.5 Total other expenses & income 117.0 149.0 115.8 12.0 393.8 Net income (loss) $59.9 $116.5 $58.3 ($8.4) $226.3

® 60 Questar Wexpro Questar Parent/Other & Consolidated $ in millions Gas Companies Pipeline Eliminations Questar Revenues $141.7 $85.7 $64.3 ($92.4) $199.3 Other income 1.2 0.4 0.2 (0.3) 1.5 Income from unconsol. affiliate - - 1.0 - 1.0 Operating expenses (126.7) (20.7) (21.3) 97.0 (71.7) Adjusted EBITDA 16.2 65.4 44.2 4.3 130.1 Depreciation, depletion & amortization 13.6 24.5 13.7 1.8 53.6 Interest expense 7.1 0.1 6.5 2.1 15.8 Net (gain) on asset sales - (1.4) - - (1.4) Abandonment & impairment - 0.1 - - 0.1 Income taxes (1.7) 14.2 8.8 0.1 21.4 Total other expenses & income 19.0 37.5 29.0 4.0 89.5 Net income (loss) ($2.8) $27.9 $15.2 $0.3 $40.6

® 61 Questar Wexpro Questar Parent/Other & Consolidated $ in millions Gas Companies Pipeline Eliminations Questar Operating cash flow $165.3 $210.3 $131.6 $6.7 $513.9 Changes in operating assets and liabilities (0.7) (11.8) (32.2) (8.2) (52.9) Net cash flow from operations 164.6 198.5 99.4 (1.5) 461.0 Investing activities, net (189.6) (101.3) (60.5) (19.5) (370.9) Dividends (37.0) (174.0) (64.0) 134.0 (141.0) Change in short-term debt 62.7 78.9 19.8 (110.4) 51.0 Equity, net - - - (1.9) (1.9) Other (0.7) (2.1) - 5.6 2.8 Change in long-term debt and capital lease - - - (1.0) (1.0) Investing and financing activities, net (164.6) (198.5) (104.7) 6.8 (461.0) Change in cash $ - $ - ($5.3) $5.3 $ -

® 62 Questar Wexpro Questar Parent/Other & Consolidated $ in millions Gas Companies Pipeline Eliminations Questar Operating cash flow $13.2 $48.3 $29.6 $3.1 $94.2 Changes in operating assets and liabilities 15.0 11.7 (12.1) (31.0) (16.4) Net cash flow from operations 28.2 60.0 17.5 (27.9) 77.8 Investing activities, net (46.3) (4.4) (8.5) (2.3) (61.5) Dividends (9.5) (120.0) (16.0) 108.5 (37.0) Change in short-term debt 23.9 64.9 1.9 (76.7) 14.0 Equity, net - - - (0.3) (0.3) Other 3.7 (0.5) - (0.7) 2.5 Change in long-term debt and capital lease - - - (0.3) (0.3) Investing and financing activities, net (28.2) (60.0) (22.6) 28.2 (82.6) Change in cash $ - $ - ($5.1) $0.3 ($4.8)

® 2015 2016 2017 2018 2019 2020 2021 After QGC 14.5 120.0 400.0 QPC 25.1 255.0 180.0 Corp 250.0 0.0 100.0 200.0 300.0 400.0 500.0 600.0 STR RC $750 2.75% $250.0 63 $580.0 $25.1 $375.0 $14.5 $1,244.6 $460.1 $534.5 Total $250.0 5.84% 2015 Embedded Debt Cost QPC: $460.1M @ 5.50% QGC: $534.5M @ 5.07% Corp: $250.0M @ 2.75% 4.80% 4.875% Coupon (6.66% effective) 5.72% 6.45% 6.85%

® INTEGRATED COMPARABLES (Proxy)  AGL Resources  Atmos Energy  Black Hills  Laclede Group  MDU Resources Group  National Fuel Gas  New Jersey Resources  NW Natural  ONE Gas  Piedmont Nat Gas  South Jersey Industries  Southwest Gas  Vectren  WGL Holdings 64

® 65 Order Summary:  Allowed ROE of 9.85% (previously 10.35%)  Annual revenue increased by $7.6 million or 2.6%  Expanded infrastructure-replacement program’s tracker to $65 million annually, up from $55 million  Transportation customer rate raised  Basic service fee to customers raised In regards to delivering safe, reliable, natural gas service, and receiving high customer-satisfaction marks, the PSC stated in the recent rate case order from February 21, 2014: “We are pleased with these results and believe Questar’s ability to obtain capital at reasonable cost is a key component to continuing this success.” In the rate case, the PSC also reviewed Moody’s and Standard & Poor’s reports and the company’s risk-reducing results. They concluded: “We view these reports as positive outcomes associated with a constructive regulatory framework and a well-managed utility.”

® 66 $ / Dth $ / Customer Rate X Dth (Company collects as revenue) # of Customers X $Revenue per Customer (Company collects as revenue) Revenue decoupling protects the company from natural gas usage swings Determining Utility Revenue Requirement Traditional Ratemaking: Volume-based Decoupling: Customer-based or

Locations  Lower 48 states with national carriers and large fleets  High-traffic corridors 67

® 68 Questar Fueling Stations Expansion

Questar Gas CNG demand



Gallons
Cost/Gal.
600,000
500,000
400,000
300,000
200,000
100,000
0
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14
Jan-15
NG gal. sold
Unleaded Price
Avg. Questar CNG Rate

QUESTAR®

69

® 70 * Assumes that 1 GGE of CNG contains 125,000 Btu ** Numbers reflect average Questar Fueling Station $- $0.50 $1.00 $1.50 $2.00 $2.50 Commodity Cost Taxes Core-Service Fee

® 71 *Clean Skies Foundation Report: “Driving on Natural Gas” Figure 17 Vehicle Fuel Component

® Source: NGVAmerica, as of Jan. 2015 1,539 CNG stations •52% public •171 planned 105 LNG stations •64% public •69 planned 72

® 73  A recent Navigant Research report* projects: - Approximately 200,000 heavy-duty natural gas powered trucks to be sold over the next nine years ▪ Approximately 85% of these trucks are projected to be CNG  Westport is projecting a 5 year CAGR of 49% in natural gas powered heavy-duty trucks** North American NGV Sales Growth Vehicle Type CAGR MD Trucks Buses 15% (2013-2022) HD Trucks Buses 16% (2013-2022) LD Vehicles 18% (2014-2023) *Navigant Research 4Q 2013 **Westport Investor Slide Deck http://www.westport.com/company/media/presentations/corporate-update

®  Questar Gas retained production from existing gas wells - Future production from “productive gas reservoirs” delivered at cost-of-service  Established oil revenue sharing mechanism - 54% of oil profits credited to utility customers - 46% to Wexpro  Established future “development drilling areas” - Participating areas, spacing units, legal subdivisions and 1980’ circles 74

®  Wexpro earns a specified return on “successful” wells - Includes recovery of income taxes - Producing wells existing at the date of the Wexpro Agreement earn at utility cost of capital - currently 7.64% - New Wexpro investment earns at base rate plus risk premium ▪ Indexed annually to a “basket” of gas, electric, and pipeline regulated returns – currently 11.76% ▪ Adjusted to reflect inherent risk of E&P operations • +5% for oil wells • +8% for gas wells  Addition to investment base subject to economic test - Only “commercial” wells are added to investment base ▪ Each well approved by Hydrocarbon Monitor - Wexpro absorbs costs of “non-commercial” wells and dry holes 75

®  Primary oversight assigned to - Utah Division of Public Utilities - Staff of the WY PSC - Agreement provides for two independent monitors ▪ Hydrocarbon Monitor (David Evans) ▪ Accounting Monitor (Eide Bailly)  Arbitration procedures defined - Need for dispute resolution has never arisen 76

® Capital Expenditures Excluded from investment base - cost absorbed by Wexpro Wexpro receives a return on investment base • Increased by successful drilling • Decreased by units-of- production depreciation • Decreased by deferred taxes (bonus depreciation) No profit component • Operating and maintenance expense (O&M) • General and administrative (G&A) • Production taxes • Royalties Dry holes Successful wells & non-drilling costs Operating Costs Questar Gas reimburses costs Major Provisions Finding cost is the largest component of cost-of-service * Successful wells are commercially-viable wells as defined in the Wexpro Agreement. ** Wexpro earns an approximate 20% after-tax return on its average investment base. (Return based on average ROE of a group of peer companies + 8% risk premium) 77

®  QEP Resources continues to operate northern third of Pinedale Anticline  8 PA A wells forecast for 2015  ~30 PA C wells anticipated in 2017-2019  Average completed well cost $3.5MM  Wexpro proved reserves of 171 Bcfe in Pinedale as of 12/31/2014  231 producing wells as of 12/31/2014 78 Wexpro Drilling & Other Capital Program 2015 # $MM Pinedale-Mesa 8 $19.0 General Plant $4.0 Leasehold Acquisitions $2.5 TOTAL 8 $25.5 # = Wells & Facilities completed in 2015 SEIS provides for:  6 sq. mile CDA (Concentrated Development Area)  South to north movement  Once on pad - stay on pad – not to return  Reclaim as you go Turn On in 2015

® 79 51% 51% 52% 68% 59% 67% 49% 49% 48% 32% 41% 33% 116,547 115,567 119,497 103,700 121,578 112,448 - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 2009 2010 2011 2012 2013 2014 M D th Equity Purchased

® $1.66 $1.80 $1.81 $1.80 $1.35 $1.08 $1.44 $1.82 $1.69 2006 2007 2008 2009 2010 2011 2012 2013 2014 80 * NOTE: Includes Wexpro-operated and non-operated development wells and recompletions.

® WEXPRO Bonus Deprec. @ 100% 50% 0% Incremental Investment $10,000,000 $10,000,000 $10,000,000 Incremental MACRS Deprec. (1,600,000) (1,600,000) (1,600,000) Incremental Deferred Taxes (2,940,000) (1,440,000) 60,000 Addition to Investment Base $5,460,000 $6,960,000 $8,460,000 Key Assumptions: 1) 1st year impact assuming new investment put in service January 1. 2) Year-1 well depletion rate of 16%. 3) 35% incremental tax rate. 81

® 82  Bits - Fewer bit replacements = faster drilling  Top drive - Fewer joint connections = faster drilling  Directional drilling equipment - Better accuracy = faster drilling  Skid package - Less time moving = more time drilling

® 83

® 84 Excess export capacity exists in the Rockies due to decreased drilling Forecast 6 Bcf/d of Open Rockies Export Capacity The current Rockies pipeline capacity overhang is expected to remain well into the future with Rockies prices tracking Henry Hub $- $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 0.00 2.00 4.00 6.00 8.00 10.00 12.00 14.00 $ /M M B tu Bcf/ d Exports Predicted Exports Capacity Henry - History Henry - Forward CIG - History CIG - Forward (Platts M2MS forward curve)

® This presentation contains forward-looking statements within the meaning of the federal securities laws. Such statements are based on management's current expectations, estimates and projections, which are subject to a wide range of uncertainties and business risks. Factors that could cause actual results to differ from those anticipated are discussed in the company's periodic filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2014. Questar undertakes no obligation to publicly correct or update the forward-looking statements in this presentation to reflect future events or circumstances. All such statements are expressly qualified by this cautionary statement. EBITDA is a non-GAAP measure. Management defines EBITDA as Net Income before gains and losses on asset sales, separation costs, interest expense, DD&A, abandonments, impairments, and income taxes. 85

® A Rockies-Based Integrated Natural Gas Company Questar Corporation is a natural gas-focused energy company with core operations in the Rockies. We produce, transport, store and distribute clean, abundant and affordable American natural gas. Value Proposition Questar is a Rockies-based integrated natural gas company offering growth and high returns. Wexpro provides the potential for higher returns than regulated operations. Questar’s regulated businesses — retail gas distribution and interstate natural gas transportation and storage — provide earnings that are less sensitive to commodity prices, support our strong credit ratings and pay a competitive dividend. Questar’s Three Principal Businesses: RETAIL GAS DISTRIBUTION Questar Gas provides retail natural gas-distribution service to nearly a million customers in Utah, southwestern Wyoming and southeastern Idaho. Questar Gas is regulated by public service commissions in Utah and Wyoming. INTERSTATE GAS TRANSPORTATION & STORAGE Questar Pipeline transports and stores natural gas. Questar’s pipelines interconnect with major pipelines in Utah, Wyoming, Colorado, New Mexico, Arizona and California. Questar Pipeline’s system is strategically located to serve major gas-producing basins in Utah, Wyoming, western Colorado and New Mexico. Questar Pipeline owns and operates the Clay Basin storage facility, the largest underground storage reservoir in the Rocky Mountain region. GAS & OIL DEVELOPMENT AND PRODUCTION Questar’s gas development and production business is conducted by Wexpro. Wexpro develops and produces gas and oil for affiliate Questar Gas under the terms of a long-standing agreement and a new “Wexpro II Agreement” with the states of Utah and Wyoming. ® 86